UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 5, 2008
(Date of earliest event reported)

21ST CENTURY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 West Oakland Park Blvd., Suite 300
Lauderdale Lakes, FL	33311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 581-9993

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On May 6, 2008, 21st Century Holding Company (the “21st Century” or “Company”) issued a press release to report its results for its fiscal quarter ended March 31, 2008.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is hereby intended to be furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”  As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Retirement of Edward J. Lawson as Chief Executive Officer and Chairman of the Board

On May 5, 2008, Edward J. Lawson announced that he will resign as the Company’s Chief Executive Officer and Chairman of the Board effective as of June 30, 2008 and resign from all subsidiary appointments and/or positions effective May 6, 2008.  Mr. Lawson is retiring for personal reasons and does not have any disagreements with the Company.  Mr. Lawson will continue to serve on the Company’s Board of Directors and will continue to provide the Company with advice regarding business and growth strategy.  In connection with his retirement, Mr. Lawson and the Company intend to enter into a Transition Agreement.

Appointment of Michael H. Braun as Chief Executive Officer

Michael H. Braun, who currently serves as the Chief Operating Officer of the Company, the President of Federated National Insurance Company, a wholly-owned subsidiary, and a member on the Board of Directors, has been appointed to serve as the Company’s Chief Executive Officer, effective as of July 1, 2008.

Mr. Braun (age 40) has served as the Chief Operating Officer of the Company since October 2007, as the President of Federated National Insurance Company since September 2003 and has served as a Director on the Company’s Board since December 2005.  Mr. Braun joined the Company’s management staff in 1998 when the Company acquired an independent chain of insurance agencies that were located throughout the state of Florida, in which Mr. Braun was a managing partner.  Mr. Braun will remain a Director and maintain his position as the President of Federated National Insurance Company while assuming the new duties as the Company’s Chief Executive Officer.  Mr. Braun has no family relationship with any of the Company's executive officers or directors and has not engaged in any related party transactions with the Company.

In connection with his appointment to the position of Chief Executive Officer, the Company and Mr. Braun have entered into an Employment Agreement dated May 5, 2008 (the “Employment Agreement”). Under his Employment Agreement, Mr. Braun will receive an annual salary of

$214,000 per year.   Mr. Braun’s Employment Agreement is for a term of four (4) years from the effective date, unless otherwise terminated as specified therein.  It contains standard termination provisions.  If Mr. Braun’s employment with the Company is terminated without cause, we must make a lump-sum severance payment to him in an amount equal to one (1) year’s base salary or the base salary through the balance of term remaining on his Employment Agreement, whichever is a lesser amount, and all of his unvested options would become immediately exercisable and vested.

Pursuant to his Employment Agreement, Mr. Braun will be granted options to purchase 40,000 shares of the Company’s common stock with a grant date of July 1, 2008, the grant price will be 2% over the fair market value (FMV) on the grant date, the options will vest 20% per year and expire on July 1, 2014.  Additionally, upon completion of a six (6) month period employed as the Company’s Chief Executive Officer and so long as Mr. Braun is still employed by the Company in the same position, he shall receive options to purchase 40,000 shares of the Company’s common stock with the grant price set at 2% over the fair market value on January 2, 2009, vesting 20% per year and expire on January 2, 2015.

In addition to the grant of 40,000 options on July 1, 2008 and the authorized subsequent grant of 40,000 options on January 2, 2009, Mr. Braun currently owns options to purchase shares of the Company’s common stock as follows:

No. of Options	Exercise Price	Vesting	Expiration Date
15,000	$9.167	fully vested	June 4, 2008
5,000	$16.00	20% per year	September 14, 2011
20,000	$15.79	20% per year	December 5, 2011
5,000	$16.59	20% per year	October 25, 2013
500	$13.17	20% per year	December 6, 2013
4,500	$12.58	20% per year	January 30, 2014

Additional stock option grants may be awarded to Mr. Braun in the future at the discretion and authorization of the Compensation Committee.

The additional agreements currently in force between the Company and Mr. Braun are: (a) a Non-Compete Agreement dated December 19, 2005, (b) an Annual Review Agreement dated December 19, 2005 and (c) an Indemnification Agreement dated November 27, 2007.  The Non-Compete and Annual Review agreements were filed as Exhibits 10.1 and 10.2 to the Company's Form 8-K filed with the Securities and Exchanged Commission (“SEC”) on December 30, 2005 and the Company’s form of indemnification agreement was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2007 filed with the SEC on March 17, 2008.

The foregoing description of Mr. Braun's Employment Agreement is qualified in its entirety by reference to Mr. Braun's Employment Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Company has not appointed a successor to the position of Chief Operating Officer at this time.

Appointment of Bruce F. Simberg as Chairman of the Board

Bruce F. Simberg who currently serves as a member of the Board of Directors of the Company, has been appointed to serve as the Company’s Chairman of the Board, effective as of July 1, 2008.

Mr. Simberg (age 59) has served as a member of the Board of Directors of the Company since January 1998.  Mr. Simberg has been a practicing attorney for the last 30 years, most recently as managing partner of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow, and Schefer, P.A. (“Conroy Simberg”), a law firm in Ft. Lauderdale, Florida, since October 1979.

Mr. Simberg will receive annual compensation totaling $40,000, in quarterly installments of $10,000 in January, April, July and October each year.  Mr. Simberg currently owns options to purchase shares of the Company’s common stock as follows:

No. of Options	Exercise Price	Vesting	Expiration Date
10,000	$15.79	20% per year	December 5, 2011
500	$13.17	20% per year	December 6, 2013
4,500	$12.58	20% per year	January 30, 2014

Additional stock option grants may be awarded to Mr. Simberg in the future at the discretion and authorization of the Board of Directors.

Appointment of J. Gordon Jennings, III as President of Assurance Managing General Agents, Inc., a wholly-owned subsidiary of 21st Century Holding Company

J. Gordon Jennings, III, who currently serves as the Vice President of Risk Management of the Company, has been appointed to serve as the President of Assurance Managing General Agents, Inc. (“Assurance MGA”), a wholly-owned subsidiary of the Company, effective as of May 6, 2008.

Mr. Jennings (age 50) has been with the Company since May, 2000 and has previously served in the positions of Controller, Chief Financial Officer, and Chief Accounting Officer.  Mr. Jennings will maintain his recently appointed position of Vice President of Risk Management while assuming his new duties as President of Assurance MGA.

Item 9.01                       Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Employment Agreement between Michael H. Braun and 21st Century Holding Company dated May 5, 2008.
99.1	21st Century Holding Company Press Release, dated May 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY HOLDING COMPANY

Date: May 6, 2008	By: /s/ Peter J. Prygelski, III
Name: Peter J. Prygelski, III
Title: Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1	Employment Agreement between Michael H. Braun and 21st Century Holding Company dated May 5, 2008
99.1	21st Century Holding Company Press Release, dated May 6, 2008.